                                                                  Exhibit 23.1

                       [LETTERHEAD OF ARTHUR ANDERSEN]


                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated February 9, 1998 included (or incorporated by reference) in PG&E Corporation's Form 10-K for the year ended December 31, 1997 and to all references to our Firm included in this registration statement.


/s/ Arthur Andersen LLP

San Francisco, California
  December 21, 1998